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                                                                   EXHIBIT 10.27


                            AMERICAN MEDSERVE CORPORATION
                     FORM OF NONQUALIFIED STOCK OPTION AGREEMENT


    THIS AGREEMENT is made as of the _____ day of ______________, 199__ (the "Grant Date") between AMERICAN MEDSERVE CORPORATION, a Delaware corporation (the "Company"), and ___________________________ (the "Optionee").


                                     WITNESSETH:

    WHEREAS, effective as of September 19, 1996, the Board of Directors of the Company (the "Board") has adopted, and effective as of October 15, 1996, the stockholders of the Company have approved, the American Medserve Corporation Stock Incentive Plan (the "Plan") to provide a means whereby the Company may, through the grant of stock options and other stock incentives to employees and non-employee directors of the Company and/or any of its affiliates and to individuals with an ongoing consulting or independent contractor relationship with the Company and/or any of its affiliates, attract, retain and reward persons of ability as key employees, non-employee directors, consultants and advisors and motivate such individuals to exert their best efforts on behalf of the Company and/or its affiliates; and

    WHEREAS, the committee appointed by the Board to administer the Plan (the "Committee") has decided to grant to the Optionee an option to purchase shares of the Company's common stock, $.01 par value per share ("Common Stock").

    NOW THEREFORE, the parties hereby agree as follows:

    1. GRANT. The Company grants to the Optionee an option (the "Option") to purchase _____________ shares of the Company's Common Stock at a per-share price of $_____ (the "Option Price"), on the terms and subject to the conditions set forth in this Agreement and as set forth in the Plan.

    2. TIMING AND DURATION OF EXERCISE. Except to the extent otherwise provided in this Agreement and in the Plan, the Optionee shall become vested in the Option as follows:

         (a) (i) An installment consisting of 20% of the shares covered by the Option shall become vested within 90 days following each of the first five anniversaries of the Grant Date if [INSERT NAME OF APPROPRIATE SUBSIDIARY OF THE COMPANY] achieves the performance targets established by the Committee for the last fiscal year ending prior to such anniversary.

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              (ii) Within 90 days of each fiscal year end, the Committee shall certify whether the respective performance targets have been met, and shall determine the extent to which the Option has become vested.

         (b)  To the extent the Option has not become vested pursuant to
    Section 2(a), the Option shall become vested as to all of the shares covered by the Option on the seventh anniversary of the Grant Date.

    The Option shall be exercisable by the Optionee at any time (to the extent it is vested) for the duration of the Option, which, subject to the provisions of Section 3 of this Agreement, shall be for the period beginning on the Grant Date and continuing through the close of business on the tenth anniversary of the Grant Date (the "Option Period").

    3.   EXERCISE IN THE EVENT OF DEATH OR OTHER TERMINATION.

         (a) If the Optionee dies while an employee or Board member of the Company or any of its affiliates or while he/she is a consultant or advisor to the Company or any of its affiliates, or if the Optionee terminates employment, Board membership or his/her consulting or advisor relationship with the Company and its affiliates because of Retirement or Disability, both as defined in Section 2 of the Plan, the Option, to the extent vested at that time, may be exercised by the Optionee or by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his/her executors or administrators, at any time, or from time to time, within one year after the date of such death or termination, but not later than the expiration date specified in Section 5(c) of this Agreement.

         (b) If the Optionee's employment, Board membership or consulting or advisor relationship with the Company and its affiliates shall terminate for any reason other than those specified in subsections (a) and (c) of this Section 3, the Optionee may exercise the Option (to the extent the Option is vested at that time), at any time, or from time to time, within three months of such termination, but not later than the expiration date specified in Section 5(c) of this Agreement. If the Optionee dies following such termination and prior to exercising the portion of the Option that has not expired as of the date of his/her death, then, notwithstanding the preceding sentence, that portion of the Option shall remain exercisable until the first to occur of the expiration date specified in Section 5(c) of this Agreement or one year after the date of the Optionee's death.

         (c) Notwithstanding anything in this Section 3 to the contrary, if the Optionee's employment, Board membership or consulting or advisor relationship with the Company and its affiliates is terminated voluntarily by the Optionee or involuntarily by the Company and/or any of its affiliates for substantial cause, his/her ability to exercise any portion of the Option shall terminate on the date of such termination. For this purpose, termination for "substantial cause" shall have the meaning ascribed to it under Section 9(d) of the Plan.


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         (d)  Notwithstanding the foregoing, the Committee, in its complete discretion, may accelerate the vesting of all or any portion of the Option upon the occurrence of any of the events described in subsections (a) and
    (b) of this Section 3.

    4. METHOD OF EXERCISE. The Option, or any part of it, shall be exercised by written notice directed to the Secretary of the Company at the Company's principal office in Naperville, Illinois. Such notice must satisfy the following requirements:

         (a) The notice must state the Grant Date, the number of shares of Common Stock subject to the grant, the number of shares of Common Stock with respect to which the Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the person's address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).

         (b) The notice shall be accompanied by check, bank draft, money order or other cash payment or by delivery of a certificate or certificates, properly endorsed, for shares of Common Stock equivalent in Fair Market Value (as defined in Section 2 of the Plan) on the date of exercise to the Option Price, or by a combination of cash and shares, or shall state that the Company shall withhold Common Stock having a Fair Market Value on the date of exercise equivalent to the Option Price, in full payment of the Option Price for the number of shares specified in the notice.

         (c) The notice shall contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Committee.

         (d) The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

    The exercise may be with respect to any one or more shares of Common Stock covered by the Option (to the extent vested), reserving the remainder for a subsequent timely exercise. The Company shall make prompt delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action; and provided further that the Company shall have no obligation to deliver any such certificate unless and until appropriate provision has been made for any withholding taxes in respect of such exercise. The Optionee may elect to surrender shares of Common Stock previously acquired by him/her or to have the Company withhold shares that would have otherwise been issued pursuant to the exercise of the Option in order to satisfy all or a portion of any such tax withholding obligation.


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    5.   TERMINATION OF OPTION; BAR TO EXERCISE.

         (a) The Committee may at any time terminate the Option if it shall, in the reasonable exercise of its judgment, find that the Optionee has violated any provision of Section 6 or has engaged in any activities otherwise contrary to the best interests of the Company or any of its affiliates. The right to exercise this Option has been granted, and the compensation to be realized in the event of exercise has been provided, upon the express understanding that the Optionee shall refrain from engaging in any activities prohibited by Section 6 or otherwise contrary to the best interests of the Company or any of its affiliates.

         (b) The Option may not be exercised if such exercise could constitute a violation of any applicable federal, state or other law or regulation.

         (c) The Option may not be exercised after the last day of the Option Period, as defined in Section 2 of this Agreement, subject to the limitations in Section 3 of this Agreement, if applicable.

    6.   COVENANT NOT TO COMPETE; CONFIDENTIAL INFORMATION

         (a) In consideration of the Company entering into this Agreement with the Optionee, the Optionee hereby agrees that effective as of the Grant Date, for so long as the Optionee is employed by the Company or any of its affiliates and for a period of two years thereafter (the "Noncompete Period"), the Optionee shall not at any time in any capacity, directly or indirectly, do any of the following: (i) provide any management, consulting, financial, administrative or other services to any Competing Organization (as defined below), including without limitation, participating directly or indirectly as an officer, director, stockholder, member, operator, sole proprietor, independent contractor, consultant, franchisor, franchisee, owner, employee, agent, representative or partner of, or having any direct or indirect financial interest (including, without limitation, the interest of a creditor) in, any "Competing Organization" or
    (ii) permit the Optionee's name to be used by any Competing Organization. "Competing Organization" shall include any person, organization, business or other enterprise (x) located or doing business within the [INSERT AREA IN WHICH THE APPLICABLE SUBSIDIARY CONDUCTS BUSINESS] (the "Geographic Area"), and (y) currently engaged in, or about to become engaged in, a business identical to or similar to the business of the Company or any of its affiliates, including without limitation, the provision of the following services and/or products: enteral nutrition services and products, parenteral services and products, infusion therapy services and products, wound care management services and products, urological services and products, ostomy services and products, and pharmacy or pharamaceutical services and products.

         (b) During the Non-Compete Period, the Optionee shall not at any time in any capacity, directly or indirectly, (i) induce or attempt to induce any employee of the Company or any of its affiliates to leave their employ, or otherwise solicit the


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    employment of any employee of the Company or any of its affiliates, hire any such employee or in any way interfere with the relationship between the Company or any of its affiliates and any of their respective employees,
    (ii) induce or attempt to induce any supplier, licensee, licensor, franchisee, or other business relation of either the Company or any of its affiliates to cease doing business with them or in any way interfere with the relationship between either the Company or any of its affiliates and any of their respective customers or business relations, or (iii) solicit the business of any then-existing patient or customer of the Company or any of its affiliates.

         (c) The Optionee will not disclose or use at any time for so long as the Optionee is employed by the Company or any of its affiliates and thereafter, any Confidential Information (as defined below) of which the Optionee is or becomes aware, whether or not such information is developed by him or her, except to the extent that such disclosure or use is directly related to and required by the Optionee's performance of duties, if any, assigned to the Optionee by the Company or any of its affiliates. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or any of its affiliates in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists,
    (x) other copyrightable works, (xi) all technology and trade secrets, and
    (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date the Optionee proposes to disclose or use such information. The Optionee acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company or any of its affiliates (including its predecessors) and are conceived, developed or made by the Optionee while employed by the Company or any of its affiliates belong to the Company. The Optionee will perform all actions reasonably requested by the Company or any of its affiliates (whether during or after the Noncompete Period) to establish and confirm such ownership at the Company's expense (including without limitation the execution of assignments, consents, powers of attorney and other instruments).

         (d) Notwithstanding subsections (a), (b) and (c), if, at the time of enforcement of any of the provisions of this Section 6 a court holds that the restrictions stated herein are unreasonable under the circumstances then existing or are otherwise illegal, invalid or unenforceable in any respect by reason of their duration, the definition of Geographic Area or scope of activity, or any other reason, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.


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         (e)  The Company and the Optionee hereby acknowledge and agree that the provisions of this Section 6 in no way amend, modify or supersede any other non-compete or non-solicitation agreement between the Company or any of its affiliates and the Optionee.

         (f) Without limiting any of the Company's rights under this Agreement, the parties hereto acknowledge that the Company shall be entitled to enforce its rights under this Section 6 specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provisions of this Section 6 and to exercise all other rights existing in its favor. The parties hereto acknowledge and agree that the breach of any term or provision of this Section 6 by the Optionee shall materially and irreparably harm the Company, that money damages shall accordingly not be an adequate remedy for any breach of the provisions of this Section 6 by the Optionee and that the Company in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Section 6.

    7. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The payment to the Company of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.


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    8.   RIGHTS NOT CONFERRED.  The Option shall not be affected by any change in the nature of the Optionee's relationship with the Company or any of its affiliates so long as he/she continues to be engaged by the Company or any of its affiliates in that or any other eligible capacity. Nothing contained in the Plan or in the Option shall confer upon the Optionee any right with respect to continuance of employment, Board membership or consulting or advisor relationship with the Company or any of its affiliates or interfere in any way with the right of the Company or any of its affiliates to terminate the employment, Board membership or consulting or advisor relationship of the Optionee at any time.

    9. NONTRANSFERABILITY. The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him/her or by his/her guardian or legal representative.

    10. NO RIGHTS AS A STOCKHOLDER. The Optionee shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of issuance to him/her of a certificate or certificates for such shares.

    11. OPTION SUBJECT TO PLAN. The granting of the Option is being made pursuant to the Plan and the Option shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to the Option. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply. The Optionee acknowledges receipt of a copy of the Plan.

    12. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Option, and the Option Price may be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for the Optionee.

    13. SEVERABILITY. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected and shall remain in full force and effect in such jurisdiction, and any such invalid or unenforceable provision shall not be considered invalid or unenforceable in any other jurisdiction.


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    14.  BINDING EFFECT.  This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



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Optionee's Signature


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(Print or Type)


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Street Address


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City, State, Zip Code


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Social Security No.                                 Telephone Number


AMERICAN MEDSERVE CORPORATION


By:
   --------------------------------

Title:
     -----------------------------


APPROVED ON BEHALF OF THE COMMITTEE


By:
   --------------------------------
    Committee member


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